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                                                                    EXHIBIT 10.8

            SCHEDULE TO FORM OF INTERNATIONAL DISTRIBUTOR AGREEMENT


DISTRIBUTOR                                   TERRITORY
Altech Instruments (Pty.) Ltd.                South Africa
Avantec                                       Chile
Bynet                                         Israel
Communications Instruments, Ltd.              New Zealand
Eagle Telecom                                 Puerto Rico, Virgin Islands
Euro Tech Far East, Ltd.                      Hong Kong
Heli-Ocean Technology                         Taiwan
Industrial Electro-Communications, Inc.       Philippines
Lagercrantz Communication                     Sweden
Oy Alkas AB                                   Finland, Baltics
Sintel                                        Norway, Denmark
Sistronics                                    Brazil
Trend Communications Limited                  United Kingdom
Tekelec Espana, SA                            Spain and Portugal
Tekelec Airtronic SPA                         Italy
Tekelec Airtronic B.V.                        Luxembourg, Belgium
Tekelec Airtronic GMBH                        Germany, Switzerland
Tekelec-Airtronic, S.A.                       France
Mekaster Telecom Pvt. Ltd.                    India
Galactica Telecom                             Venezuela
Infonet International                         Singapore
KDC Corporation                               South Korea
MEDCOM                                        Mexico
PERNEC                                        Malaysia
Reycom Electronica SRL                        Argentina
Twin Tech                                     Thailand